UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-04244

SOUND SHORE FUND, INC.
Three Canal Plaza, Suite 600
Portland, Maine 04101

T. Gibbs Kane, Jr., President
8 Sound Shore Drive
Greenwich, Connecticut 06830

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 – June 30, 2016

Item 1.  Reports to Stockholders.

3 CANAL PLAZA, PORTLAND, ME 04101 1-800-551-1980

June 30, 2016
Dear Investor:
The Sound Shore Fund Investor Class (ticker SSHFX) ended June 30, 2016 with a net asset value of $41.99 per share, after an income distribution of $0.249756 on June 16th.  The second quarter total return was 1.69% versus the Standard & Poor's 500 Index ("S&P 500") and Dow Jones Industrial Average ("Dow Jones"), which returned 2.46% and 2.07%, respectively.  Year to date, the Fund has gained 2.28% versus 3.84% for the S&P 500 and 4.31% for the Dow Jones.
Equity markets finished higher in the second quarter of 2016, though the UK "Brexit" vote prompted a decline in late June.  The referendum's outcome, which caught many investors off guard, rekindled global growth concerns and drove interest rates on sovereign bonds to multi-year lows, including those with yields already below zero (NIRPs1).  Against that backdrop, the defensive "bond proxy" stocks in telecommunications and utilities continued to be among the markets' best performers despite their above normal valuations.  In fact, the S&P Utility Index's 19 times price-earnings ("P/E") multiple is its highest in over 15 years, and also reflects the sector's current fad-like status.  Now in our 38th year, Sound Shore Management has invested through all varieties of markets.  Though our performance lagged this quarter, our experience has been that adhering to our disciplined value strategy, including resisting fads, remains the best route to competitive long-term returns for our investors.
As a reminder, Sound Shore's investment process starts with an opportunity set of the what we deem to be the least expensive stocks based upon price-earnings multiples.  From there, we conduct bottom up research to identify companies where internally driven earnings and cash flow improvement will drive investment results. Within that framework, Capital One and Invesco declined in June's selloff despite reporting solid fundamentals during the period:  For example, asset manager Invesco disclosed better than expected mutual fund flows while card issuer Capital One posted loan growth above consensus.  In addition, both companies boast 2016 shareholder yields (dividends plus share retirements) of over 8%.  Given these companies' financial progress, strong balance sheets, and attractive valuations at ten times earnings or less, we used the volatility to add to our positions.
Contributing to performance was semiconductor equipment provider Applied Materials as it bucked the underperformance trend in the technology sector.  We invested in the company several years ago when the stock was priced below normal at 12 times forward earnings.  Our investment thesis included management building value through market share gains and operating discipline.  Over this period, Applied's earnings per share has outpaced its peers thanks to differentiated 3D NAND and 10 nanometer technologies for its semiconductor foundry customers, and the stock has outperformed.  Even so, the stock's current valuation remains very reasonable at 13 times forward earnings with an 8% free cash yield, with market leading display technologies now

1 Negative Interest Rate Policy

driving additional growth.
As well, drug maker Pfizer was a strong second quarter performer as its new product pipeline, including innovative cancer treatments, garnered valuation credit.  We started our investment during the first quarter of 2016 when pharmaceutical stocks sold off broadly due to woes at a specialty competitor.  In addition, Pfizer was held back by concerns about a since scuttled acquisition attempt, providing us with the opportunity to invest at 13 times P/E and a 7% shareholder yield (dividend plus share repurchase).  After almost a decade of flat earnings, Pfizer's differentiated lineup and strong expense control should yield sustainably higher earnings per share, as was evident in results released during the June quarter.
We expect much of the coming market dialogue to center on the approaching US elections, party platforms, and the effects of "Brexit."  While not ignoring these issues, Sound Shore will spend the bulk of its time sorting through the market's bargain bin looking for company-specific opportunities where managements are building value regardless of the environment. We note that at June 30, 2016, Sound Shore's portfolio had a forward price-earnings multiple of 14 times consensus, a meaningful discount to the S&P 500 Index at 17 times, despite our holdings' strong balance sheets and free cash flow.
Thank you for your investment alongside ours in Sound Shore.
Sincerely,
SOUND SHORE FUND
Harry Burn, III
John P. DeGulis
T. Gibbs Kane, Jr.
Co-Portfolio Managers

Important Information
Fund returns assume the reinvestment of all dividend and capital gain distributions.  The Standard & Poor's 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks.  The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors.  The S&P 500 Utilities Index comprises those companies included in the S&P 500 that are classified as members of the GICS utilities sector. It is not possible to invest directly in an Index or Average.
Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The price-to-earnings (P/E) of an index is the total price of the index divided by its total earnings. Free cash flow is the amount of cash left over after the company has paid all its expenses and what was spent for reinvesting into the company (capital expenditures). The free cash flow yield is an overall return evaluation ratio of a stock, which standardizes the free cash flow per share a company is expected to earn against its market price per share. Generally, the lower the ratio, the less attractive the investment is and vice versa. Yield discussed within this letter is not reflective of Fund yield.
An investment in the Fund is subject to risk, including the possible loss of principal amount invested.  Mid Cap Risk:  Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies.  Foreign Securities Risk:  The Fund may invest in foreign securities primarily in the form of American Depositary Receipts.   Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.
The views in this letter were those of the Fund managers as of 6/30/16 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund's present investment methodology and (ii) do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 2016 (Unaudited)

	Share Amount	Market Value
Common Stocks (96.2%) (a)
Consumer Discretionary (12.8%)
CBS Corp., Class B	848,000	$46,165,120
Comcast Corp., Class A	825,000	53,781,750
Liberty Global PLC LiLAC, Class C (b)	178,869	5,811,442
Liberty Global PLC, Class C (b)	1,641,900	47,040,435
Lowe's Cos., Inc.	488,600	38,682,462
Time Warner, Inc.	611,900	44,999,126
		236,480,335
Consumer Staples (2.5%)
Procter & Gamble Co.	548,300	46,424,561
Energy (8.0%)
BP PLC, ADR	1,448,800	51,446,888
EQT Corp.	470,300	36,415,329
Total SA, ADR	1,252,200	60,230,820
		148,093,037

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
JUNE 30, 2016 (Unaudited)

	Share Amount	Market Value
Financials (22.1%)
Aon PLC	422,450	$46,144,214
Bank of America Corp.	3,529,050	46,830,493
Berkshire Hathaway, Inc., Class B (b)	331,800	48,041,322
Capital One Financial Corp.	730,400	46,387,704
CIT Group, Inc.	1,486,600	47,437,406
Citigroup, Inc.	1,182,800	50,138,892
Citizens Financial Group, Inc.	870,200	17,386,596
Invesco, Ltd.	1,633,500	41,719,590
Marsh & McLennan Cos., Inc.	643,700	44,067,702
Realogy Holdings Corp (b)	730,050	21,186,051
		409,339,970
Health Care (11.0%)
Agilent Technologies, Inc.	939,050	41,656,258
Merck & Co., Inc.	1,101,100	63,434,371
Pfizer, Inc.	1,403,000	49,399,630
Thermo Fisher Scientific, Inc.	323,800	47,844,688
		202,334,947
Industrials (4.3%)
AerCap Holdings NV (b)	955,100	32,081,809
General Electric Co.	1,521,900	47,909,412
		79,991,221
Information Technology (25.2%)
Alphabet, Inc., Class A (b)	64,945	45,690,756
Analog Devices, Inc.	821,700	46,541,088
Applied Materials, Inc.	1,940,500	46,513,785
First Data Corp., Class A (b)	3,779,600	41,840,172
Flextronics International, Ltd. (b)	3,714,600	43,832,280
Hewlett Packard Enterprise Co.	2,750,750	50,256,202
Keysight Technologies, Inc. (b)	1,549,400	45,072,046
Microsoft Corp.	863,000	44,159,710
Oracle Corp.	1,397,000	57,179,210
Texas Instruments, Inc.	719,000	45,045,350
		466,130,599
Materials (2.9%)
International Paper Co.	1,248,400	52,907,192
Telecommunication Services (2.3%)
Vodafone Group PLC, ADR	1,394,350	43,071,472

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS (Concluded)
JUNE 30, 2016 (Unaudited)

	Share Amount	Market Value
Utilities (5.1%)
Calpine Corp. (b)	3,220,195	$47,497,876
Exelon Corp.	1,307,100	47,526,156
		95,024,032
Total Common Stocks (96.2%) (cost $1,432,707,563)		1,779,797,366

Short-Term Investments (4.5%)
Money Market Fund (4.5%)
Morgan Stanley Institutional Liquidity Fund, 0.27% (c)	82,296,590	$82,296,590
Total Short-Term Investments (4.5%) (cost $82,296,590)		$82,296,590
Total Investments (100.7%) (cost $1,515,004,153)		$1,862,093,956
Liabilities less Other Assets ((0.7)%)		(12,188,825)
Net Assets (100.0%)		$1,849,905,131

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Percentage disclosed reflects the money market fund's institutional class shares 30-day yield as of June 30, 2016.
ADR	American Depositary Receipt
PLC	Public Limited Company

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$416,162,445
Gross Unrealized Depreciation	(69,072,642)
Net Unrealized Appreciation	$347,089,803

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2016 (Unaudited)

ASSETS
Investments, at value (Cost $1,515,004,153)	$1,862,093,956
Receivables:
Capital shares sold	1,024,446
Investment securities sold	5,266,163
Dividends	3,733,369
Prepaid expenses	40,011
Total Assets	1,872,157,945

LIABILITIES
Payables:
Capital shares redeemed	1,031,980
Payable for Investments purchased	19,608,589
Accrued liabilities:
Advisory fees	1,117,398
Administrator fees	25,807
Transfer agent fees and expenses	216,131
Custodian fees	106,035
Compliance and Treasurer Services fees	44,375
Directors' fees and expenses	1,599
Professional fees	47,913
Other accrued liabilities	52,987
Total Liabilities	22,252,814
Net Assets	$1,849,905,131

COMPONENTS OF NET ASSETS
Common stock, at Par Value	$44,031
Paid-in Capital	1,496,455,905
Distributions in excess of net investment income	(485,910)
Accumulated net realized gain on investments	6,801,302
Net unrealized appreciation on investments	347,089,803
Net Assets	$1,849,905,131

NET ASSET VALUE
Net Assets – Investor Class Shares	$1,388,556,626
Shares Outstanding – Investor Class (100,000,000 shares authorized, par value $0.001)	33,068,454
Net Asset Value (offering price & redemption price per share) – Investor Class Shares	$41.99
Net Assets – Institutional Class Shares	461,348,505
Shares Outstanding – Institutional Class (100,000,000 shares authorized, par value $0.001)	10,962,129
Net Asset Value (offering price & redemption price per share) – Institutional Class Shares	$42.09

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
STATEMENT OF OPERATIONS
JUNE 30, 2016 (Unaudited)

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes of $255,829) .	$18,638,785
Interest Income	119
Total Income	18,638,904

Expenses:
Advisory fees (Note 3)	6,824,950
Administrator fees	144,534
Transfer agent fees and expenses – Investor Class Shares	762,436
Transfer agent fees and expenses – Institutional Class Shares	33,422
Custodian fees	100,981
Compliance and Treasurer Services fees (Note 3)	96,407
Directors' fees and expenses (Note 3)	83,938
Professional fees	133,560
Registration fees – Investor Class Shares	14,136
Registration fees – Institutional Class Shares	11,026
Printing fees – Investor Class Shares	21,041
Printing fees – Institutional Class Shares	6,244
Miscellaneous	56,422
Total Expenses	8,289,097
Expense Reimbursements – Institutional Class Shares (Note 3)	(199,997)
Net Expenses	8,089,100
Net Investment Income	10,549,804

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments sold	9,120,382
Net change in unrealized appreciation (depreciation) on investments	20,455,234
Net realized and unrealized gain on investments	29,575,616
Net increase in net assets from operations	$40,125,420

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015
Operations:
Net investment income	$10,549,804	$19,238,587
Net realized gain on investments sold	9,120,382	210,758,653
Net change in unrealized appreciation (depreciation) on investments	20,455,234	(342,958,613)
Increase (Decrease) in net assets from operations	40,125,420	(112,961,373)

Dividends to shareholders from net investment income:
Investor Class	(8,273,991)	(13,175,708)
Institutional Class	(2,896,690)	(5,919,203)
Distributions to shareholders from net realized gains:
Investor Class	-	(153,232,196)
Institutional Class	-	(46,410,188)
Total dividends/distributions to shareholders	(11,170,681)	(218,737,295)
Net capital share transactions (Note 6):
Investor Class	(95,342,973)	(75,976,034)
Institutional Class	2,906,022	(16,564,843)
Total capital share transactions	(92,436,951)	(92,540,877)
Total decrease	(63,482,212)	(424,239,545)
Net assets:
Beginning of the period	1,913,387,343	2,337,626,888
End of the period (Including accumulated undistributed (distributions in excess of) net investment income of $(485,910) and $134,967, respectively)	$1,849,905,131	$1,913,387,343

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended June 30, 2016		Year Ended December 31,
	(Unaudited)		2015		2014		2013	2012	2011
Investor Class Shares
Net Asset Value, Beginning of Period	$41.30		$48.79		$49.05		$34.91	$29.53	$31.82
Investment Operations
Net investment income (a)	0.22		0.39		0.98		0.32	0.29	0.22
Net realized and unrealized
gain (loss) on investments	0.72		(2.75)		4.83		14.14	5.39	(2.18)
Total from Investment Operations	0.94		(2.36)		5.81		14.46	5.68	(1.96)
Distributions from
Net investment income	(0.25)		(0.39)		(0.98)		(0.32)	(0.30)	(0.23)
Return of capital	—		—		(0.03)		—	—	(0.10)
Net realized gains	—		(4.74)		(5.06)		—	—	—
Total Distributions	(0.25)		(5.13)		(6.07)		(0.32)	(0.30)	(0.33)
Net Asset Value, End of Period	$41.99		$41.30		$48.79		$49.05	$34.91	$29.53
Total Return	2.28	%(b)	(5.02)%		11.76%		41.53%	19.32%	(6.18)%
Ratios/Supplemental Data
Net Assets at End of
Period (in thousands)	$1,388,557		$1,462,946		$1,786,366		$2,066,584	$1,491,425	$1,588,823
Ratios to Average Net Assets:
Expenses	0.93	%(c)	0.93%		0.92%		0.93%	0.94%	0.94%
Net Investment Income	1.11	%(c)	0.80%		1.92	%(d)	0.77%	0.89%	0.69%
Portfolio Turnover Rate (e)	22	%(b)	39	%(f)	47%		44%	56%	61%

(a)							Calculated based on average shares outstanding during each period.
(b)							Not annualized.
(c)							Annualized.
(d)
Net investment income for the period includes/reflects the divestiture by Vodafone (one of the Fund's portfolio holdings) of its 45% stake in Verizon Wireless in a transaction that included the payment of an extraordinary dividend of cash and shares of Verizon to Vodafone shareholders. Absent this distribution, the ratio of net investment income to average net assets would have been 0.53% for the period.

(e)							Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)							Amount excludes redemption in-kind of $30,223,998.

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
FINANCIAL HIGHLIGHTS (Concluded)

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended June 30, 2016	Year Ended December 31,				For the Period December 9, 2013 (a) through December 31,
	(Unaudited)	2015		2014		2013
Institutional Class Shares
Net Asset Value, Beginning of Period	$41.38	$48.87		$49.06		$47.78
Investment Operations
Net investment income (b)	0.26	0.48		0.67		0.01
Net realized and unrealized gain (loss) on investments	0.72	(2.75)		5.23		1.42
Total from Investment Operations	0.98	(2.27)		5.90		1.43
Distributions from
Net investment income	(0.27)	(0.48)		(1.00)		(0.15)
Return of capital	—	—		(0.03)		—
Net realized gains	—	(4.74)		(5.06)		—
Total Distributions	(0.27)	(5.22)		(6.09)		(0.15)
Net Asset Value, End of Period	$42.09	$41.38		$48.87		$49.06
Total Return	2.34	%(c)	(4.84)%	11.94%		3.00	%(c)
Ratios/Supplemental Data
Net Assets at End of Period (in thousands)	$461,349	$450,442		$551,261		$77,427
Ratios to Average Net Assets:
Expenses (gross) (f)	0.84	%(d)	0.83%	0.83%		0.87	%(d)
Expenses (net)	0.75	%(d)	0.75%	0.75%		0.75	%(d)
Net Investment Income	1.30	%(d)	0.98%	1.29	%(e)	0.45	%(d)
Portfolio Turnover Rate (g)	22	%(c)	39	%(h)	47%	44	%(c)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)		Not annualized.
(d)		Annualized.
(e)
Net investment income for the period includes/reflects the divestiture by Vodafone (one of the Fund's portfolio holdings) of its 45% stake in Verizon Wireless in a transaction that included the payment of an extraordinary dividend of cash and shares of Verizon to Vodafone shareholders. Absent this distribution, the ratio of net investment income to average net assets would have been 0.72% for the period.

(f)		Reflects the expense ratio excluding any waivers and/or reimbursements.
(g)		Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(h)		Amount excludes redemption in-kind of $30,223,998.

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2016 (Unaudited)

1. Organization
Sound Shore Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "Act"). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.
The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the "Board") may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.
Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.
2. Significant Accounting Policies
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities, if any, at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.
The following represents the significant accounting policies of the Fund:
a. Security Valuation
Exchange-traded securities including those traded on the National Association of Securities Dealers' Automated Quotation system ("NASDAQ"), are valued at the last quoted sale price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value ("NAV").
The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, as defined in Note 3, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2016 (Unaudited)

Valuation inputs used to determine the value of the Fund's investments are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical assets
Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.
The following table summarizes the Fund's investments categorized in the fair value hierarchy as of June 30, 2016:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stocks	$1,779,797,366	$-	$-	$1,779,797,366
Short-Term Investments	82,296,590	-	-	82,296,590
Total Investments	$1,862,093,956	$-	$-	$1,862,093,956

At June 30, 2016, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industy type.
The Fund's policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels as of June 30, 2016, based on the valuation input Levels on December 31, 2015.
b. Security Transactions
Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Investment income, realized and unrealized gains and losses and certain Fund-level expenses are allocated to each class based on relative average daily net assets. Certain expenses are incurred at the class level and charged directly to that particular class. Class level expenses are denoted as such on the Fund's Statement of Operations.

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2016 (Unaudited)

c. Dividends to Shareholders
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per-share dividend rates are generally due to class-specific fee waivers and expenses. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a return of capital.
d. Federal Taxes
The Fund intends to qualify each year as a regulated investment company and to distribute substantially all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to federal taxation. Therefore, no federal income or excise tax provision is required. For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require the Fund to record a tax liability or would otherwise require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last three tax yearends 2013 – 2015, and the interim tax period since then).
3. Fees and Expenses
Investment Adviser
The Fund's investment adviser is Sound Shore Management, Inc. (the "Adviser"). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, accrued daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets. Pursuant to an expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reimburse all of the ordinary expenses of the Institutional Class, excluding its advisory fees, interest, taxes, securities lending costs, brokerage commissions and acquired fund fees and expenses, extraordinary expenses and all litigation costs until at least May 1, 2017. This reimbursement is shown on the Statement of Operations as a reduction of expenses.
Other Services
Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") provides certain administration and portfolio accounting services to the Fund. MUFG Union Bank, N.A. ("Union Bank") serves as custodian to the Fund. Prior to February 8, 2016, Citi Fund Services Ohio, Inc. provided certain administration and portfolio accounting services to the Fund and prior to April 4, 2016, Citibank, N.A. served as custodian to the Fund.
Atlantic Shareholder Services, LLC provides transfer agency services to the Fund. Prior to April 4, 2016, SunGard Investor Services LLC served as the Fund's transfer agent.
The Fund also has agreements with various financial intermediaries and "mutual fund supermarkets" under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries effectively provide subtransfer agent services that the Fund transfer agent would have otherwise had to provide. In recognition of this, the transfer agent, the Fund and the

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2016 (Unaudited)

Fund's Adviser have entered into an agreement whereby the transfer agent agrees to pay financial intermediaries a portion of the amount denoted on the Statement of Operations as "Transfer agent fees and expenses — Investor Class Shares" that it receives from the Fund for its services as transfer agent for the Investor Class and the Adviser agrees to pay the excess, if any, charged by a financial intermediary for that class.
Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Atlantic, Union Bank, or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.
Pursuant to a Compliance Services Agreement with the Fund, Foreside Fund Officer Services, LLC ("FFOS"), an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Officer to the Fund as well as some additional compliance support functions. Under a Treasurer Services Agreement with the Fund, Foreside Management Services, LLC ("FMS"), an affiliate of the Distributor, provides a Treasurer to the Fund. Neither the Distributor, FFOS, FMS, nor their employees that serve as officers of the Fund, have any role in determining the investment policies of or securities to be purchased or sold by the Fund.
The Fund pays each director who is not an "interested person" of the Fund, as defined in Section 2(a)(19) of the Act ("Independent Director"), quarterly fees of $2,500, plus $10,000 per quarterly in-person meeting, $4,000 per quarterly meeting attended telephonically, and $2,000 per special meeting attended in person or telephonically. In addition, the Chairman of the Audit Committee receives a quarterly fee of $1,250.
Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.
4. Purchases and Sales of Securities
The cost of securities purchased and proceeds from sales of securities (excluding short-term investments and in kind transactions) for the period ending June 30, 2016 aggregated $392,355,510 and $518,865,300, respectively.
5. Federal Income Tax
Distributions during the fiscal years ended December 31, 2015 and December 31, 2014 were characterized for tax purposes as follows:
	2015	2014
Ordinary Income	$19,103,620	$56,535,425
Long-Term Capital Gains	199,633,675	211,749,490
Total Taxable Distributions	218,737,295	268,284,915
Return of Capital	-	1,255,180
Total Distributions Paid	$218,737,295	$269,540,095

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2016 (Unaudited)

Components of capital on a federal income tax basis at December 31, 2015, were as follows:
Par Value + Paid-in Capital	$1,588,936,887
Undistributed Ordinary Income	134,967
Capital Loss Carryforwards	-
Net Unrealized Appreciation	324,315,489
$1,913,387,343

6. Capital Stock
Transactions in capital stock for the periods ended June 30, 2016 and December 31, 2015 were as follows:
	For the Six Months Ended June 30, 2016 (Unaudited)
	Investor Class		Institutional Class
	Shares	Amount	Shares	Amount
Sale of shares	1,315,621	$52,705,506	1,024,293	$41,552,270
Reinvestment of dividends	189,191	7,893,026	66,854	2,795,156
Redemption of shares	(3,856,611)	(155,941,505)	(1,015,631)	(41,441,404)
Net increase (decrease) from capital transactions	(2,351,799)	$(95,342,973)	75,516	$2,906,022

	For the Year Ended December 31, 2015
	Investor Class		Institutional Class
	Shares	Amount	Shares	Amount
Sale of shares	3,158,031	$152,004,279	5,568,282	$266,010,400
Reinvestment of dividends	3,791,880	160,259,511	1,178,512	50,117,192
Redemption of shares	(8,143,104)	(388,239,824)	(7,140,070)	(332,692,435)
Net decrease from capital transactions	(1,193,193)	$(75,976,034)	(393,276)	$(16,564,843)

7. Principal Risks
As of June 30, 2016, the Fund invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
8. Change in Independent Registered Public Accounting Firm
The Board, with the approval and recommendation of the Audit Committee selected BBD, LLP ("BBD") to replace Deloitte & Touche LLP ("D&T"), as the Fund's independent registered public accounting firm for the Fund's fiscal year ending December 31, 2016. Throughout D&T's tenure, including the Fund's two most recent fiscal periods, the Fund had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchanges Act of 1934. With respect to the Fund, D&T's audit opinions, including the past two fiscal periods,

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Concluded)
JUNE 30, 2016 (Unaudited)

have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in D&T's report. During the last two fiscal years of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund's financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.
9. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

SOUND SHORE FUND, INC.
JUNE 30, 2016 (Unaudited)

Shareholder Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016.
Actual Expenses - The Actual Return lines of the table below provide information about actual account values and actual expenses for each share class. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual Return line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes - The Hypothetical Return lines of the table below provide information about hypothetical account values and hypothetical expenses based on each class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period*
Investor Class Actual Return	$1,000.00	$1,022.79	$4.68
Investor Class Hypothetical Return	$1,000.00	$1,020.24	$4.67
Institutional Class Actual Return	$1,000.00	$1,023.43	$3.77
Institutional Class Hypothetical Return	$1,000.00	$1,021.13	$3.77

*	Expenses are equal to the Investor Class' and Institutional Class' annualized expense ratios of 0.93% and 0.75% respectively, multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent one-half year period.

SOUND SHORE FUND, INC.
JUNE 30, 2016 (Unaudited)

Investment Advisory Agreement Approval
In advance of the Board meeting, held on January 28, 2016, the Independent Directors met by telephone with their independent counsel to consider the Investment Advisory Agreement and the Board materials that had been provided in advance of the meeting, including a legal memorandum outlining relevant judicial precedent and the duties of the Directors under the Investment Company Act and the law of Maryland, and the fee and expense comparisons described in more detail below.
At the Board meeting, the Independent Directors and the full Board reviewed, considered and discussed the written materials provided to them. These materials included the terms of the Investment Advisory Agreement; revenue received by the Adviser from the Fund; and the costs incurred by the Adviser in connection with the services it renders to the Fund, a summary of Lipper data on the Fund's comparative performance, recent news articles commenting on the Fund's performance and a comparison of expenses, size and other relevant data including returns over the last fifteen years of twenty-seven funds that the Adviser has been tracking for that period of time. The materials also included comparative analyses of advisory and certain other fees and total expenses borne by the Fund to all mutual funds included in an independently selected universe of no-load U.S. diversified equity funds with no 12b-1 or non-12b-1 fees with assets of $1 billion to $3 billion and additional analysis of its fees as compared to funds in a group of small fund families (under 10 funds) within the select-fund universe. The Adviser pointed out that the expense ratio of the Investor Class was slightly higher than the Fund's Lipper peer group, and that this was attributable to the Fund being a "stand alone" fund, so that the Adviser could not realize the efficiencies that often result for fund families with more funds and an aggregate higher amount of assets under management. The Directors observed, however, that the expense ratio of the Investor Class met the median of the total expense ratio of the group of small fund families within the select-fund universe. The Directors reviewed the Adviser's personnel and their professional qualifications, the team approach to portfolio management, the operations and compliance program, the ranges of fees paid by institutional  client accounts and private funds managed by the Adviser, and the additional work of the Adviser necessary to discharge the requirements of the Investment Company Act, including the oversight of the Fund's service providers and the work involved in supporting Board meetings and shareholder reporting.
The Independent Directors met in executive session with fund counsel and independent counsel to discuss the Board materials and the Adviser's presentation, including information that had been presented by the Adviser about its profitability attributable to its services to the Fund. They noted that the concepts of "economies of scale" and "fall out benefits" were not material factors in the Board's consideration of the Investment Advisory Agreement because the Fund is the Adviser's sole mutual fund, and that the combined assets of the Investor and Institutional Class, at $2.352 billion, were not of a scale to result in excessive profits to the Adviser. The Independent Directors noted the Fund's consistent long term performance and the Adviser's continuing disciplined adherence to its investment strategy, including investing assets fully to the extent feasible. They discussed the detailed information presented by the Adviser about the Fund's portfolio and securities positions at the quarterly board meetings, and the responsiveness of management to questions from the Independent Directors. They reviewed the Fund's performance in 2015, with a total return of -5.02% for the Investor Class and -4.84% for the Institutional Class that underperformed the Morningstar Large Cap Value Category, the Morningstar Domestic and Large Cap Growth Categories. The Board observed that the Fund's three-, five-, ten-, fifteen-, and twenty-year performance records remained strong. The Independent Directors agreed that an advisory fee of 0.75% was fair, and not excessive, considering the assets in the Investor Class and the services provided by the Adviser. The Independent Directors evaluated the Institutional Class, noting that the Adviser was capping its expenses at 0.75%, to compete in the institutional market, and that the class

SOUND SHORE FUND, INC.
JUNE 30, 2016 (Unaudited)

was gradually attracting new assets as an indication that it was competing in the institutional space. The Independent Directors concluded that the expense ratios for both the Investor Class and the Institutional Class were reflective of the Fund's necessary and reasonable expenses. Taking into account the materials provided by the Adviser for the meeting and throughout the year, they expressed their confidence in the Adviser and concluded that they would unanimously vote to approve the continuance of the Investment Advisory Agreement.
Thereafter, the full Board meeting resumed and discussion about the renewal of the Agreement continued. While the Directors, including the Independent Directors, did not identify any single factor as controlling, after considering all the factors, they resolved unanimously, first by the Independent Directors and then by the full Board, to approve continuance of the Investment Advisory Agreement as in the best interests of the Fund and its shareholders.
Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund's website at http://www.soundshorefund.com. This information is also available on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov under the name of the Sound Shore Fund.
The Fund's proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund's website at http://www.soundshorefund.com. This information is available on the SEC's website at http://www.sec.gov under the name of the Sound Shore Fund.
Availability of Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available on the SEC's website at http://www.sec.gov under the name of the Sound Shore Fund. It may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Adviser
Sound Shore Management, Inc.
Greenwich, Conneticut

Administrator
Atlantic Fund Administration, LLC
Portland, Maine

Distributor
Foreside Fund Services, LLC
Portland, Maine
www.foreside.com

Transfer and Distribution Paying Agent
Atlantic Shareholder Services, LLC
Portland, Maine

Custodian
MUFG Union Bank, N.A.
San Francisco, California

Fund Counsel
Dechert LLP
New York, New York

Independent Registered
Public Accounting Firm
BBD, LLP
Philadelphia, Pennsylvania

207-SAR-0616

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

Three Canal Plaza
Portland, ME 04101
http://www.soundshorefund.com
(800) 551-1980

Semi-Annual Report
(Unaudited)

JUNE 30, 2016

SOUND SHORE FUND

Item 2. Code of Ethics.
Not applicable.

Item 3. Audit Committee Financial Expert.
Not applicable.

Item 4. Principal Accountant Fees and Services.
Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments.
(a)	Included as part of the report to stockholders under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective as of a date within 90 days of the filing date of this report (the "Evaluation Date") based on their evaluation of the registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUND SHORE FUND, INC.

By	/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date	8/25/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date	8/25/16

By	/s/ Charles S. Todd
Charles S. Todd, Treasurer

Date	8/25/16